UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2011 (July 11, 2011)
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On July 13, 2011, First Place Financial Corp. (the “Company”) issued a press release announcing that the Company and First Place Bank, the Company’s wholly-owned subsidiary (the “Bank”) have each consented to a Cease and Desist Order (collectively, the “Orders”) issued by the Office of Thrift Supervision (the “OTS”).  The Orders, which became effective on July 13, 2011, replace the separate Supervisory Agreements that the Company and the Bank entered into with the OTS on March 1, 2011.  Those Supervisory Agreements were included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 3, 2011.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Under the terms of the Company’s Cease and Desist Order, the Company has agreed, among other things, to take the actions summarized below.
•
Submit a capital plan to the OTS by August 31, 2011, that, among other things: (i) establishes a minimum tangible capital ratio commensurate with the Company’s consolidated risk profile, (ii) reduces the risk to the Company from its current debt levels and debt servicing requirements, and (iii) addresses the Company’s cash flow needs;

•	Ensure that its financial reports and statements are filed in an accurate and timely manner;
•	Not declare, make or pay any cash dividends or other capital distributions or purchase, repurchase or redeem any equity stock of the Company without the prior non-objection of the OTS;
•	Not incur any debt or pay any interest or principal payments thereon, increase any current lines of credit or guarantee the debt of any entity without the prior non-objection of the OTS;
•	Comply with the prior regulatory notification requirements for any changes in directors or senior executive officers;
•
Not enter into any new contractual arrangements or renew, extend or revise any existing contractual arrangements related to compensation or benefits with any director or senior executive officer of the Company without the prior non-objection of the OTS; and

•	Not make any golden parachute payments unless such payment complies with the applicable rules and regulations of the Federal Deposit Insurance Corporation (“FDIC”).

Under the terms of the Bank’s Cease and Desist Order, the Bank has agreed, among other things, to take the actions summarized below.  Certain of these actions or aspects of them included in a prior Supervisory Agreement have been completed and submitted to the OTS for review.
•	By December 31, 2011, have and maintain a Tier 1 Capital ratio of at least 8.5% and a Total Risk-based Capital ratio of at least 12.0%;
•
Submit a capital and business plan to the OTS by August 31, 2011, that, among other things: (i) identifies specific sources and methods by which capital will be raised, (ii) details specific capital preservation and enhancement strategies and goals, and (iii) contains strategies to achieve realistic core earnings;

•
Submit a written contingency plan to the OTS in the event that the Bank fails to meet the capital requirements, the Bank fails to comply with the capital and business plan or in response to a request from the OTS, which details actions to be taken to achieve either a merger or acquisition of the Bank by another depository institution or a voluntary liquidation of the Bank;

•
Take the necessary steps to ensure that qualified management is in place, including within 30 days of the date of the Bank’s Cease and Desist Order retaining an independent third party to conduct a management study;

•	Comply with the prior regulatory notification requirements for any changes in directors or senior executive officers;
•
Within 90 days of the date of the Bank’s Cease and Desist Order develop and implement a Problem Asset Reduction Plan that, among other things: (i) establishes quarterly targets for the level of problem assets as a percentage of Tier 1 Capital plus the allowance for loan losses (“allowance”), and (ii) contains a description of the methods for reducing the level of problem assets to the established targets;

•
Within 30 days of the date of the Bank’s Cease and Desist Order develop individual written specific workout plans for each adversely classified loan greater than $2 million and for real estate owned (“REO”) where the original loan amount collateralized by the REO exceeded $2 million;

•	Within 60 days of the date of the Bank’s Cease and Desist Order develop and implement a Loan Modification Policy;
•
Within 90 days of the date of the Bank’s Cease and Desist Order make certain revisions to its Credit Administration Policy that, among other things include: (i) restrictions on loan renewals granted without modifications, (ii) restrictions on additional advances to borrowers who have an existing adversely classified loan, (iii) guidelines requiring that collateral properties be re-appraised prior to loans being modified, extended or refinanced, (iv) guidelines requiring that current financial statements be reviewed to determine the borrowers ability to repay at the modified loan terms, and (v) funding controls over costs on construction projects to prevent disbursements of loan funds in excess of completed construction costs;

•	Within 60 days of the date of the Bank’s Cease and Desist Order revise the Bank’s Allowance for Loan and Lease Losses Policy, including a subsequent review by a qualified and independent third party;
•	Within 60 days of the date of the Bank’s Cease and Desist Order revise the Bank’s Internal Asset Review and Classification Program;
•	Ensure that its financial reports and statements are filed in an accurate and timely manner;
•	Not declare, make or pay any cash dividends or make any capital distributions without the prior written approval of the OTS;
•	Not increase the Bank’s total assets without the prior non-objection of the OTS;
•	Not make any golden parachute payments unless such payment complies with the applicable rules and regulations of the FDIC; and
•
Not enter into any new contractual arrangements or renew, extend or revise any existing contractual arrangements related to compensation or benefits with any director or senior executive officer of the Bank without the prior written notice to the OTS of the proposed transaction.

For certain items, the documentation must be updated on a periodic basis.  Compliance will be determined by the OTS and not by the Company or the Bank.  Management and the Board of Directors of the Company and the Bank are committed to taking all necessary actions to promptly address the requirements of the Orders, copies of which are filed herewith as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) As previously disclosed in a Current Report on Form 8-K filed with the SEC on December 7, 2010, as amended, (the “Form 8-K/A”) the Company announced that its previously issued financial statements as of and for the fiscal year ended June 30, 2010, and its report on internal control as of June 30, 2010, as presented in the Company’s Annual Report on Form 10-K, could no longer be relied upon.

On July 11, 2011, the Board of Directors of the Company (the “Board”) further determined that the following additional financial statements previously issued by the Company can no longer be relied upon:
•
The interim unaudited condensed consolidated financial statements as of and for the periods ended March 31, 2010, December 31, 2009, and September 30, 2009, as presented in the Company’s respective Quarterly Reports on Form 10-Q;

•
The consolidated financial statements as of and for the fiscal year ended June 30, 2009, and the report on internal control as of June 30, 2009, as presented in the Company’s Annual Report on Form 10-K; and

•
The interim unaudited condensed consolidated financial statements as of and for the periods ended March 31, 2009, December 31, 2008, and September 30, 2008, as presented in the Company’s respective Quarterly Reports on Form 10-Q.

In the Form 8-K/A, the Company also announced its intention to file an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and to restate its results of operations and financial condition as of and for the fiscal year ended June 30, 2010.  This determination was based in large part on the results of the annual periodic examination by the OTS of the Bank, in which the OTS concluded that it was their opinion that the Bank’s allowance was understated as of June 30, 2010.

Subsequent to the filing of the Form 8-K/A, management engaged the services of an independent firm to assist in conducting a detailed review of the Bank’s commercial loan portfolio to provide an objective basis for substantiating the appropriate level of the allowance and to determine the appropriate periods to which the adjustment to the allowance would apply.  The completion of this review led to the Board’s determination that the Company’s consolidated financial statements as of and for the additional periods indicated above could no longer be relied upon.  Management is in the process of analyzing the results of the review in order to finalize the amount of the adjustments to the allowance and the impact on the Company’s consolidated financial statements.  Upon completion of this process, the Company intends to restate its consolidated financial statements for the annual and quarterly periods indicated above, to amend the SEC filings for fiscal 2010, which will include the comparative consolidated financial statements for 2009, and to file its delinquent Quarterly Reports on Form 10-Q with the SEC for the periods ended September 30, 2010, December 31, 2010 and March 31, 2011.  Although the final amount of the adjustment to the allowance has not yet been determined, the Company believes that the adjustment to the June 30, 2010, allowance will significantly exceed the anticipated increase of $14 million previously reported.  Management currently believes that all restatements will be complete and that all delinquent Quarterly Reports on Form 10-Q will be brought to a current status by October 31, 2011.  Management also acknowledges that certain factors beyond its control could affect the timing of these filings.

As a result of the above findings, the Company anticipates that the improvements needed to the Company’s process for determining its allowance will be indicative of a material weakness for the fiscal years ended June 30, 2010 and 2009.

The Board has discussed the matters disclosed in this Item 4.02 with KPMG LLP, the Company’s independent registered public accounting firm currently and for the fiscal year ended June 30, 2010, and with Crowe Horwath LLP, the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2009.

Crowe Horwath LLP has informed management they are unable to audit the restated fiscal 2009 financial statements referred to previously because professional services they provided to the Company, subsequent to serving as the Company’s independent registered public accounting firm, impair their independence.  As a result, the Company intends to engage KPMG LLP to perform an audit of the Company’s fiscal 2009 consolidated financial statements.

The information in this Item 4.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01   Other Events.

Nasdaq Hearing Held June 30, 2011
In a Current Report on Form 8-K filed with the SEC on May 17, 2011, the Company reported that it had received a determination letter from the Nasdaq Listing Qualifications Staff (the “Staff”) advising that the Company remains noncompliant with the filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1).  As a result of the Company’s delinquency in its Exchange Act reporting obligations with the SEC, the determination letter indicated that the Company’s common stock would be subject to delisting from Nasdaq unless the Company was to request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”).

The Company requested and received a stay of the delisting pending a broader review of the Company’s reasons for its late Exchange Act filings and its plan to regain compliance at a hearing before the Panel that occurred on June 30, 2011.

Upon consideration of the information presented by the Company, the Panel has the authority under the Nasdaq Listing Rules to grant the Company an extension of time within which to regain compliance with its Exchange Act reporting obligations for a period not to exceed 360 days from the original due date (November 15, 2010) of the first delinquent Exchange Act filing.  However, there can be no assurance that the Panel will grant the Company a stay of the Staff’s delisting determination or that it will grant the additional time requested by the Company to regain compliance with the filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1).  The Company expects to receive the Panel’s written decision by July 31, 2011.

New Chief Risk Officer Hired
On June 13, 2011, Gary M. Kausmeyer joined the Company as Corporate Executive Vice President, Chief Risk Officer for the Bank.  Mr. Kausmeyer was most recently Vice President and Manager of Loan Impairment for BankAtlantic, a community bank located in Fort Lauderdale, Florida, where he was employed from March 2006 to June 2011.  Mr. Kausmeyer has a bachelor’s degree in accounting and legal studies from the University of Miami.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
10.1	OTS Order to Cease and Desist with First Place Financial Corp. dated July 13, 2011.
10.2	OTS Order to Cease and Desist with First Place Bank dated July 13, 2011.
99.1	Press release issued by First Place Financial Corp. dated July 13, 2011.

Forward-Looking Statements

When used in this Form 8-K, in future filings with the SEC, in press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “ are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “should,” “may,” “will,” “plan,” or variations of such terms or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to be materially different from those indicated.  Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the market areas we conduct business, which could materially impact credit quality trends; changes in laws, regulations or policies of regulatory agencies; fluctuations in interest rates; demand for loans in the market areas we conduct business; and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.  We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  We undertake no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 13, 2011	By:	\s\	David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	OTS Order to Cease and Desist with First Place Financial Corp. dated July 13, 2011.
10.2	OTS Order to Cease and Desist with First Place Bank dated July 13, 2011.
99.1	Press release issued by First Place Financial Corp. dated July 13, 2011.